-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): December 15, 2004



                     BEAR STEARNS ASSET BACKED FUNDING INC
                          Whole Auto Loan Trust 2002-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-99207-01                22-3863780
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust. This report and exhibit is being filed, pursuant to the terms of agreements dated December 12, 2002. Bear Stearns Asset Backed Funding Inc. entered into (1) an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding
Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2002-1 (the "Trust") and (2) a Receivables Purchase Agreement (the "Receivables Purchase Agreement"), between Whole Auto Loan Trust, as seller, and Bear Stearns Asset Backed Funding Inc., as purchaser. Also on December 12, 2002, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     On December 15, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 15, 2004 as Exhibit 99.1.

Bear Stearns Asset Backed Funding Inc.
Whole Auto Loan Trust 2002-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank, N.A.
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  December 16, 2004              By: /s/ Michael A. Smith
                                        -----------------------------
                                        Michael A. Smith
                                        Vice President

                                  Exhibit 99.1

                          Whole Auto Loan Trust 2002-1
                        Statement to Certificateholders
                                December 15, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL            BEGINNING                                                                      ENDING
             FACE               PRINCIPAL                                                                       PRINCIPAL
 CLASS       VALUE                BALANCE         PRINCIPAL             INTEREST              TOTAL             BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         850,000,000.00              0.00             0.00             0.00                  0.00                  0.00
A2         956,875,000.00              0.00             0.00             0.00                  0.00                  0.00
A3         634,550,000.00    402,399,114.15    50,165,580.47       871,864.75         51,037,445.22        352,233,533.68
A4         353,212,000.00    353,212,000.00             0.00       894,803.73            894,803.73        353,212,000.00
B           72,777,000.00     29,319,721.72     1,946,558.00        71,100.33          2,017,658.33         27,373,163.72
C           29,110,000.00     11,727,888.69       778,623.20        41,927.20            820,550.40         10,949,265.49
D           72,777,000.00     11,936,804.67     2,725,181.20        59,684.02          2,784,865.22          9,211,623.47
CERT                 0.00              0.00             0.00     1,944,335.33          1,944,335.33                  0.00
TOTALS   2,969,301,000.00    808,595,529.23    55,615,942.87     3,883,715.36         59,499,658.23        752,979,586.36

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  -----------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  -----------------------
                                                                                                                      CURRENT
                       BEGINNING                                                            ENDING                    PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL          PRINCIPAL      CLASS      RATE
----------------------------------------------------------------------------------------------------------------------------------
A1   96683MAA1           0.00000000     0.00000000    0.00000000          0.00000000        0.00000000     A1       1.420000 %
A2   96683MAB9           0.00000000     0.00000000    0.00000000          0.00000000        0.00000000     A2       1.880000 %
A3   96683MAC7         634.14878914    79.05693873    1.37398905         80.43092778      555.09185041     A3       2.600000 %
A4   96683MAD5       1,000.00000000     0.00000000    2.53333332          2.53333332    1,000.00000000     A4       3.040000 %
B    96683MAE3         402.87071080    26.74688432    0.97696154         27.72384586      376.12382648     B        2.910000 %
C    96683MAF0         402.88178255    26.74761937    1.44030230         28.18792168      376.13416317     C        4.290000 %
D    96683MAG8         164.01891628    37.44563804    0.82009454         38.26573258      126.57327823     D        6.000000 %
TOTALS                 272.31847806    18.73031494    1.30795610         20.03827104      253.58816313

----------------------------------------------------------------------------------------------------------------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Xandrea H Powell
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5428
                              Fax: (212) 623-5933
                        Email: xandrea.powell@chase.com
             ------------------------------------------------------


    Effective October 4, 2004, Bear Stearns Asset Receivables Corp., the Servicer, removed Systems & Services Technologies, Inc. as Data Administrator under the
    Data Administration Agreement pursuant to the provision of that agreement that allows the Servicer to remove the Data Administrator without cause.
    Bear Stearns Asset Receivables Corp. is now the Data Administrator.

                                 Beginning Receivables Balance                                             853,671,756.50
                                 Ending Receivables Balance                                                796,624,225.05
                                 Beginning Number of Contracts                                                     94,552
                                 Ending Number of Contracts                                                        90,541

         COLLECTIONS
                                 Interest:
                                 Interest Collections                                                        4,373,514.15
                                 Reinvestment Income                                                            72,236.36
                                 Repurchased Loan Proceeds Related to Interest                                     755.20
                                 Total Interest Collections                                                  4,446,505.71

                                 Principal:
                                 Principal Collections                                                      37,737,075.75
                                 Prepayments in Full                                                        17,022,569.99
                                 Repurchased Loan Proceeds Related to Principal                                115,054.93
                                 Total Principal Collections                                                54,874,700.67

                                 Recoveries and Liquidation Proceeds                                           929,572.84

                                 Total Collections                                                          60,250,779.22

                                 Principal Losses for Collection Period                                      2,172,830.78
         DISTRIBUTIONS
         Fees:
                                 Receivable Servicers                                                          711,393.13
                                 Data Administration and Reporting Fees:                                        14,227.86
                                 Other Fees:                                                                    25,500.00
                                 Total Fees:                                                                   751,120.99

         Interest Distribution Amounts
                                 Interest Due - Class A-1                                                            0.00
                                 Interest Paid - Class A-1                                                           0.00
                                 Shortfall - Class A-1                                                               0.00
                                 Carryover Shortfall - Class A-1                                                     0.00
                                 Change in Carryover Shortfall - Class A-1                                           0.00

                                 Interest Due - Class A-2                                                            0.00
                                 Interest Paid - Class A-2                                                           0.00
                                 Shortfall - Class A-2                                                               0.00
                                 Carryover Shortfall - Class A-2                                                     0.00
                                 Change in Carryover Shortfall - Class A-2                                           0.00

                                 Interest Due - Class A-3                                                      871,864.75
                                 Interest Paid - Class A-3                                                     871,864.75
                                 Shortfall - Class A-3                                                               0.00
                                 Carryover Shortfall - Class A-3                                                     0.00
                                 Change in Carryover Shortfall - Class A-3                                           0.00

                                 Interest Due - Class A-4                                                      894,803.73
                                 Interest Paid - Class A-4                                                     894,803.73
                                 Shortfall - Class A-4                                                               0.00
                                 Carryover Shortfall - Class A-4                                                     0.00
                                 Change in Carryover Shortfall - Class A-4                                           0.00

                                 Interest Due - Class B                                                         71,100.33
                                 Interest Paid - Class B                                                        71,100.33
                                 Shortfall - Class B                                                                 0.00
                                 Carryover Shortfall - Class B                                                       0.00
                                 Change in Carryover Shortfall - Class B                                             0.00

                                 Interest Due - Class C                                                         41,927.20
                                 Interest Paid - Class C                                                        41,927.20
                                 Shortfall - Class C                                                                 0.00
                                 Carryover Shortfall - Class C                                                       0.00
                                 Change in Carryover Shortfall - Class C                                             0.00

                                 Interest Due - Class D                                                         59,684.02
                                 Interest Paid - Class D                                                        59,684.02
                                 Shortfall - Class D                                                                 0.00
                                 Carryover Shortfall - Class D                                                       0.00
                                 Change in Carryover Shortfall - Class D                                             0.00

                                 Interest Due - Total                                                        1,939,380.03
                                 Interest Paid - Total (Includes Certificates)                               3,883,715.36
                                 Shortfall - Total                                                                   0.00
                                 Carryover Shortfall - Total                                                         0.00
                                 Change in Carryover Shortfall - Total                                               0.00

         Principal Allocations
                                 First Allocation of Principal                                                       0.00
                                 Second Allocation of Principal                                              2,840,443.77
                                 Third Allocation of Principal                                              11,727,888.69
                                 Regular Principal Allocation                                               41,047,610.41
                                 Total Principal Allocations                                                55,615,942.87

         Principal Distribution Amounts
                                 Principal Distribution - Class A-1                                                  0.00
                                 Principal Distribution - Class A-2                                                  0.00
                                 Principal Distribution - Class A-3                                         50,165,580.47
                                 Principal Distribution - Class A-4                                                  0.00
                                 Principal Distribution - Class B                                            1,946,558.00
                                 Principal Distribution - Class C                                              778,623.20
                                 Principal Distribution - Class D                                            2,725,181.20

                                 Certificate Distribution                                                    1,944,335.33

         Total Distribution                                                                                 60,250,779.22

         PORTFOLIO INFORMATION
                                 Weighted Average Coupon                                                           6.12 %
                                 Weighted Average Original Term (months)                                            60.24
                                 Weighted Average Remaining Term                                                    24.89
                                 Weighted Average Age (months)                                                      35.35
                                 Remaining Number of Receivables                                                   90,541
                                 Portfolio Receivable Balance (end of period)                              796,624,225.05
                                                       Discount Receivables                                422,380,648.38
                                                       Non-Discount Receivables                            359,709,743.72
                                 Adjusted Portfolio Receivable Balance (end of period)                     782,090,392.10

         OVERCOLLATERALIZATION INFORMATION
                                 Overcollateralization Amount                                               29,110,805.74
                                 Target Level of Overcollateralization                                      29,110,805.74

         NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                                 Total Principal Losses for Collection Period                                2,172,830.78
                                 Recoveries and Liquidation Proceeds                                           929,572.84
                                 Net Losses for Collection Period                                            1,243,257.94
                                 Net Loss Rate for Collection Period(annualized)                                 1.7476 %
                                 Cumulative Net Losses for all Periods($)                                   28,813,389.58
                                 Cumulative Net Losses for all Periods(% of original portfolio)                  0.9604 %

                                 Delinquent Receivables
                                 Number of Contracts
                                 31 - 60 Days Delinquent                                                            1,975
                                 61 - 90 Days Delinquent                                                              340
                                 91 - 120 Days Delinquent                                                              86
                                 Over 120 Days Delinquent                                                             268
                                 Sub Total                                                                          2,669
                                 Repossesions (# of vehicles)                                                         215
                                 Total Number of Delinquencies and Repossesions                                     2,884

                                 $ Amount of Delinquency
                                 31 - 60 Days Delinquent                                                    20,443,822.81
                                 61 - 90 Days Delinquent                                                     3,535,227.46
                                 91 - 120 Days Delinquent                                                      913,055.39
                                 Over 120 Days Delinquent                                                    3,545,172.85
                                 Sub Total                                                                  28,437,278.51
                                 Repossesions                                                                2,443,329.95
                                 Total Amount of Delinquencies and Repossesions                             30,880,608.46

                                 % of End Period Balance
                                 31 - 60 Days Delinquent                                                         2.5663 %
                                 61 - 90 Days Delinquent                                                         0.4438 %
                                 91 - 120 Days Delinquent                                                        0.1146 %
                                 Over 120 Days Delinquent                                                        0.4450 %
                                 Sub Total                                                                       3.5697 %
                                 Repossesions                                                                    0.3067 %
                                 Total % of Delinquencies and Repossesions                                       3.8764 %


                                 Monthly Net Loss Rate:
                                 Current Collection Period                                                       0.1456 %
                                 Preceding Collection Period                                                     0.1185 %
                                 Second Preceding Collection Period                                              0.0911 %
                                 Three Month Average                                                             0.1184 %
                                 Annualized Average Net Loss Rate                                                1.4207 %



    Effective October 4, 2004, Bear Stearns Asset Receivables Corp., the Servicer, removed Systems & Services Technologies, Inc. as Data Administrator under the
    Data Administration Agreement pursuant to the provision of that agreement that allows the Servicer to remove the Data Administrator without cause.
    Bear Stearns Asset Receivables Corp. is now the Data Administrator.


                                                              Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.